SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549
<P>
               -------------------------
<P>
                     FORM 8-K12G3
<P>
               -------------------------
<P>
                    CURRENT REPORT
<P>
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934
<P>
     Date of Report (Date of earliest event reported):
                      June 9, 2000
<P>
             DIAMOND INTERNATIONAL GROUP, INC.
<P>
   (Exact Name of Registrant as Specified in Its Charter)
<P>
                        Delaware
     (State or Other Jurisdiction of Incorporation)

                                         73-1556428
---------                                ----------
(Commission File Number)   (IRS Employer Identification No.)

<P>
     6 COMMERCIAL STREET, HICKSVILLE, NEW YORK      11801
   -------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)
<P>
                      (516) 433-3800
<P>
    (Registrant's Telephone Number, Including Area Code)
<P>
                     SEGWAY I CORP.
                4400 ROUTE 9, 2ND FLOOR
               FREEHOLD, NEW JERSEY 07728
      (Former Name or Former Address, if Changed
                   Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective June 9, 2000, Diamond International Group, Inc., a Delaware corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Segway I Corp., a New Jersey corporation ("Segway"), from RGR Corp. and Robert Jaclin, together representing all of the shareholders of issued and outstanding common stock of Segway, for $95,000 and 5,000 shares of $.001 par value common stock of the Company (the "Acquisition").
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of Segway and the Company on June 9, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Segway for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective June 9, 2000.
<P>
As of the effective date of the Acquisition Agreement, Segway shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Segway. As of the Effective Date, Mr. Anslow shall have resigned as an officer and director of Segway.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at June 7, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, excluding Cede &Company, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.
<P>

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
-------------------------------------------------------------------------------------
Common           Richard Levinson(1)    18,462,404           80.27%
<P>
                 Goodman Capital
                 Partners LP             1,750,000            7.61%
<P>
                 Barbara Cheney                  0               0%
<P>
                 Janine Levinson                 0               0%
<P>
DIRECTORS AND
OFFICERS AS A
GROUP                                   18,462,404           80.27%

<P>
1. On June 5, 2000, Mr. Levinson retired 23,000,000 shares to treasury. Such shares had been issued in consideration of the purchase of a company known as Vertical Computer Systems, Inc. and such deal was not completed. Therefore the shares were returned to treasury.
<P>
The following is a biographical summary of the directors and officers of the Company:
<P>
RICHARD LEVINSON, 59, has been the President of the Company since January 29, 1999 when HYAID, Inc. became a wholly owned subsidiary of the Company. Mr. Levinson has over 38 years experience in the direct mail industry. Mr. Levinson owned and operated HYAID, Inc. which is a direct mail service which processes orders for book clubs, record clubs, collectible clubs, catalogs and all related processes. In such capacity his responsibilities include consulting, credit and collection work, inbound telemarketing services, Internet processing, list management, caging operations and statistical reporting in both marketing and accounting areas. In addition, he is involved in the general management in all facets of client marketing efforts. Prior to that time, he worked for six years as a programming manager and director of Data Processing for Grolier Enterprises, which was a publicly traded direct mail company. In such employment, he designed and programmed all of the mail order processing systems from order entry through billing, shipping, statistical marketing and financial reporting.
<P>
BARBARA CHENEY, 62, has been Vice President and Controller of the Company since January 29, 1999. Ms. Cheney has over 42 years experience in the direct mail industry. For 30 years, Ms. Cheney worked in various departments of HYAID. She was responsible for outlining each department's budget, all payroll and hospitalization functions, client billing, book and record keeping and general administrative functions. Prior to that time, she was employed by Grolier Enterprises where her responsibilities included the management of the computer control department. The control department reconciled all production runs submitted to the computer department from the input department and balances from all output created by the department. She managed a large control staff and trained all personnel.
<P>
JANINE LEVINSON, 36, has been Vice President of Client Services of the Company since January 29, 1999. Ms. Levinson has over 16 years experience in the direct mail industry. For 14 years, she was employed by HYAID and initially managed Merge Purge (list and life maintenance), a division of HYAID. Her responsibilities at HYAID include working closely with clients to set up all procedures with respect to their direct marketing efforts. She also consults with clients in an operations, marketing and credit capacity. She is responsible for the client service department, the control department personnel and the entire Merge Purge division of HYAID. Prior to working for HYAID, she was a manager for Fulfillment Associates for two years. Initially she managed a shift of inserting machine operations and then she managed the Merge Purge division (list management) at Fulfillment Associates.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Segway I from RGR Corp. and Robert Jaclin, together representing all of the shares of issued and outstanding Common Stock of Segway, for $95,000 and 5,000 shares of $.0001 par value common stock of the Company. In evaluating the Acquisition, Segway used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the direct mail industry, the Company's current and anticipated business operations, and the background of the Company's officers and directors in the direct mail industry. No material relationship exists between the selling shareholders of Segway or any of its affiliates, any director or officer, or any associate of any such director or officer of Segway and the Company except that Richard I. Anslow, the majority shareholder of RGR Corp., is the principal of Richard I. Anslow & Associates who was legal counsel for the Company until such firm resigned as legal counsel for the purposes of avoiding a conflict of interest to effectuate the Acquisition Agreement. For the purpose of filing this Form 8-K and subsequent to the effectiveness of the Acquisition Agreement, Richard I. Anslow & Associates will be retained as legal counsel for the Company. Segway was formed, and RGR Corp. became a shareholder of, Segway prior to being retained as legal counsel by the Company.
The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Segway and the Company in an arm's-length transaction. The consideration paid derived from the Company's cash on hand and treasury stock.
<P>
Company.  Diamond International Group, Inc. was formed in
--------
Delaware on November 5, 1998. In January 1999, it acquired H.Y. Applied Inter-data Services, Inc. ("Hyaid"), a company engaged in the direct mail industry. The Internet income of the direct mail industry alone is upwards of 2 billion dollars in revenue and doubling each year. Hyaid is one of the largest company's in the direct mail servicing industry with respect to the specific and unique services provided. Although the average yearly sales of Hyaid range between 5 and 8 million dollars annually, it processes and collects between one hundred and one hundred and fifty million dollars of revenue on behalf of its clients. The software developed by Hyaid is proprietary and unique and is without rival in its originality, flexibility and modularity. The Officers and Directors of the Company are familiar with and understand the direct mail industry. The Company structure will remain small through the use of carefully selected consultants, contractors and service companies.
<P>
Hyaid's customer service systems, reporting systems and knowledge of the workings of the direct mail industry are without equal. Hyaid has, in addition to its servicing business, developed, owned, operated and sold many lucrative and profitable mail order entities. Its knowledge of both sides of the mail order industry enables it to offer a more comprehensive and unique approach to the needs of the mail order industry.
<P>
The written documentation explaining each function performed by every department and each program within the network of data processing systems does not exist within the structure of any of the other services in the direct mail industry. Hyaid has developed unique approaches and systems software applications using the Internet and individual web sites of its clients. Its list of clients include some of the Fortune 500 companies who have done extensive searches of the mail order service industry.
<P>
Diamond International Group, Inc.  The Company, through its
---------------------------------
wholly owned subsidiary, Hyaid, is headquartered in Hicksville, New York, and maintains all business functions in the New York area. Primary corporate functions include business support, financial control, technology, production and technical support. Its wholly owned subsidiary, Hyaid has been a leader in providing order processing services to the Direct Marketing Industry for over 30 years. It is continually modifying and enhancing its existing systems, as well as developing new systems, to meet the ever-changing requirements of new and unique marketing concepts. These systems are described below:
<P>
CONTINUITY AND OTHER TYPES OF AUTOMATIC SHIPMENT PLANS.
-------------------------------------------------------
These include full and split load-ups, installment and coupon book billing, variable shipment pricing, open-ended shipment series, sophisticated credit policies based on prior payment history, and adjustable shipping intervals. Predetermined and/or wheel concept shipping philosophies can easily be set up.
<P>
NEGATIVE OPTION PROGRAMS - In addition to the above
------------------------
features, capabilities exist for announcing dual or multiple titles during each cycle, and for processing alternates and additionals accordingly. Predetermined and "Wheeled" current selection announcement patterns are also available, as well as enforcement of contract/commitment based on the enrollment offer.
<P>
CATALOG, MINI-CATALOG AND ONE-SHOT PROGRAMS - These systems
--------------------------------------------
contain inventory and back order reporting and notification capability, add-on sales and installment billing, if desired. Several types of orders -- ship to-bill to, size, color, and quantity discounts -are also easily accommodated, as well as coupon book billing.
<P>
STAMPSHEET PROCESSING PROGRAMS - These systems have the
------------------------------
capability of processing stampsheet orders for multiple items, and making sophisticated credit decisions and payment probability assignments, based on formulas combining the number and dollar value of products ordered with demographic data. Processing features include pre-billing credit rejected orders, installment payment options, and billing effort response analysis to maximize revenue.
<P>
ANNUAL SHIPMENT PROMOTIONS - These systems include
--------------------------
enrollment processing, product personalization, negative option renewal efforts, pre-screening credit card accounts via interfacing with banks and credit card agencies, conversion option to direct billing for credit card declined accounts and comprehensive analysis of annual member retention and performance.
<P>
Virtually any fulfillment solution is achievable using one of our systems. We also provide a full range of clerical support services on behalf of our clients, including caging, credit card processing and electronic transmission, data entry, letter shop and customer service. Our customer service operation features on-line transaction processing using access to a customer's complete history, inbound 800 phone service with comprehensive management statistics, ability to record and retrieve comments pertaining to phone calls and letters, and qualification of all types of correspondence to highlight trends and areas of concern.
<P>
Finally, our account management team acts for clients in implementing new procedures, setting up and monitoring tests, and from time to time making recommendations to help improve client's overall profitability.
The Merge Purge Division of Hyaid provides the following major processing services:
<P>
     1. Duplication Elimination- a system that provides a means for identifying and removing duplicate names between house-owned lists and rented mailing lists as well as suppression files.
     2. Database Maintenance and List Fulfillment- a highly specialized and sophisticated methodology of tracking and segmenting the recency, frequency, and various trends of any type of consumer.
     3. List Enhancements-a service that applies specific overlays to lists indicating demographics, clustering or other modeling indicators.
     4. Duplication Elimination - a system that provides a means for identifying and removing duplicate names between house-owned lists and rented mailing lists as well as suppression files.
<P>
The Merge Purge Division also provides the following additional services: Postal Presorting, Address Standardization, Zip + 4 + 2 (Delivery Point) Coding, Computer Letter Printing and Laser Printing and Customized Database Programming.
<P>
Hyaid's Merger Purge Division is a Cass Certified list processing facility that provides a specific kind of data processing service to companies which use any of the direct response media to promote products or services. Hyaid's turnkey services include converting hard disk and/or magnetic tape names and addresses and other information into a readable magnetic tape medium usable for future segmentations and data manipulations. Hyaid's specialization is marketed not only to direct marketing companies but includes other industries such as banking, insurance, and finance.
<P>
Hyaid's Entry Division provides their customers with the following data entry services:
<P>
     1.     Name/Address Keying
     2.     Numeric Keying
     3.     Direct Mail Questionnaires, Catalog Responders,
            Data Compilation
     4.     Inventory Management
     5.     Any project requiring Data Entry.
<P>
Hyaid's data entry division can service all keying requirements with our state-of the-art key entry computer systems network. Our main facility features a full complement of terminals in a modem, suburban setting, running 24 hours a day, seven days a week. Our turnaround is what many have called "the fastest in the business." We can accommodate double or triple any volume you may have between our main and back-up facility minutes away. Free pick-up and delivery service is just one of the many extras you may enjoy as a Hyaid data entry client.
<P>
Competition. Hyaid is one of the strongest competitor in its industry niche due to its ability to identify and utilize, in a timely manner, the best proven technology in the industry today. It is positioned to quickly analyze and invest in attractive projects that meet its financial criteria. Diamond will continue to differentiate itself by consistently selecting and investing in projects that produce attractive returns at a reasonable investment level. Availability of high quality project data, production infrastructure and environmental safeguards will continue to be major factors when grading investment opportunities.
Risk management will continue to be a major factor in all of our business decisions.
<P>
MANAGEMENT COMPENSATION. The following table sets forth the
------------------------
total annualized base salaries for our executives, officers and directors that does not exceed $500,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.
<P>

                           SUMMARY COMPENSATION TABLE
                                                                LONG-TERM COMPENSATION
                                                                ----------------------

                                  ANNUAL COMPENSATION            RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                               STOCK          UNDERLYING
POSITION                      YEAR      SALARY ($)   BONUS       AWARDS         OPTIONS
------------------------------------------------------------------------------------------
RICHARD LEVINSON              2000     $375,000    To be determined       0         0
President                     1999     $138,600    $96,000                0         0
<P>
BARBARA CHENEY                2000      $88,000          0                0         0
Vice President/Controller     1999      $81,375          0                0         0
<P>
JANINE LEVINSON               2000     $125,000          0                0         0
Vice President                1999     $101,038          0                0         0

<P>
(1) 2000 salary for each officer is based on the anticipated annual salary for the calendar year ending 2000.
<P>
RISK FACTORS
<P>
        LIMITED OPERATING HISTORY: Although the Company's subsidiary Hyaid has been in business for thirty years, Diamond is in its initial stages of development, and lacks a substantial prior operating history. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, maintain and significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel.
<P>
        DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Richard Levinson, President, Barbara Cheney, Vice President and Controller and Janine Levinson, Vice President of Client Relations. The loss of their services could have a materially adverse impact on the Company. Although each of them has built a moderate and experienced infrastructure of middle and lower management, the Company does not currently maintain any key-man life insurance policy with respect to any of these key management personnel.
<P>
        POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations at a more aggressive level. In the event the Company requires additional financing, the Company will seek such financing through additional bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company presently has a credit line available with lending institutions totaling $1.1 million from State Bank of Long Island to finance its receivables. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.
<P>
        RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.
<P>
        POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 100,000,000 shares of Common Stock. The Company presently has outstanding 23,000,071 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Acquisition Agreement, the Company will have authorized, but un-issued, 76,999,929 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.
<P>
        DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.
<P>
        RISKS ASSOCIATED WITH NEW PRODUCTS AND NEW MARKETS. The business of direct mail is characterized by rapid technological changes, changing customer requirements, frequent service and product enhancements and introductions, and emerging industry standards. The introduction of services or products embodying new technologies and the emergence of new industry standards can render existing services or products obsolete and unmarketable. The Company's future success will depend, in part, on its ability to continue to develop and use new technologies, respond to technological advances, enhance its existing services and products and, develop new services and products on a timely and cost-effective basis. There can be no assurance that the Company will be successful in effectively developing or using new technologies, responding to technological advances or developing, introducing or marketing service and product enhancements or new services and products. In addition, the Company may enter into new markets in connection with enhancing its existing services and products and developing new services and products. There can be no assurance that the Company will be successful in pursuing new opportunities or will compete successfully in any new markets.
<P>
        SUBSTANTIAL COMPETITION. A number of the Company's potential competitors have significantly greater financial, administrative, manufacturing, marketing and other resources than the Company. Some of the our competitors also offer a wider range of services and products than us and have greater name recognition and more extensive customer bases than we do. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. It is possible that new competitors or alliances among existing competitors will emerge and may acquire significant market share.
<P>
The Company may need to overcome significant barriers in the business of direct mailings. Many of its competitors have substantially greater financial, managerial and marketing resources and greater name recognition. Such competitors may be able to devote more resources to direct mailings than our Company. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.
<P>
RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
<P>
There has been no change in accountants.
<P>
ITEM 5. OTHER EVENTS
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Segway I Corp. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective June 9, 2000.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The audited consolidated financial statements for the years ending December 31, 1999 and 1998 and reviewed consolidated financial statements for the four months ending April 30, 2000 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
<P>
There has been no change in the Company's fiscal year.
<P>
NEED TO INSERT FINANCIAL STATEMENTS
<P>
Index to Exhibits
<P>
2.1 Stock Acquisition and Reorganization Agreement by and among Diamond International Group, Inc. and Segway I Corp. dated June 9, 2000.
<P>
3.1     Articles of Incorporation of Diamond International
        Group, Inc.
<P>
3.2     By-Laws of Diamond International Group, Inc.
17.1    Resignation Letter of Richard I. Anslow
<P>
27.1.   Financial Data Schedule.
<P>
                        SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                    Diamond International Group, Inc.,
                    a Delaware corporation
<P>
DATED: June 19, 2000
                    BY: /s/ Richard Levinson
                        --------------------------
                            Richard Levinson
                            President
<P>